SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): February 16, 2007

NEW GENERATION HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24623	13-4056896
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue
New York, New York 10167
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 792-4030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2007, the Registrant’s stockholders approved, and the Registrant filed, an Amendment to its Certificate of Incorporation, effective as of its filing, increasing the number of authorized shares of the Registrant’s common stock from 50,000,000 to 150,000,000. A copy of the filed Amendment is attached hereto as Exhibit 3.1.

Item 8.01.	Other Events.

On February 20, 2007, the Registrant issued a press release announcing that on February 16, 2007 its stockholders approved all matters which were voted on at a stockholders' meeting on that date, including its previously announced spin-off of its subsidiary, Plastinum Corp., and the debt conversion transaction previously effected with Jacques Mot. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibits

3.1	Amendment of the Certificate of Incorporation of the Registrant, filed February 16, 2007.
99.1	Press Release of the Registrant, issued February 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW GENERATION HOLDINGS, INC.

Dated: February 21, 2007	By:	/s/ Jacques Mot
Jacques Mot
President and CEO